UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

MRC GLOBAL INC.
(Name of Registrant as Specified In Its Charter)

ENGINE CAPITAL, L.P.

ENGINE JET CAPITAL, L.P.

ENGINE LIFT CAPITAL, LP

ENGINE CAPITAL MANAGEMENT, LP

ENGINE CAPITAL MANAGEMENT GP, LLC

ENGINE INVESTMENTS, LLC

ENGINE INVESTMENTS II, LLC

ARNAUD AJDLER

BRADLEY T. FAVREAU

DANIEL B. SILVERS

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 19, 2024

ENGINE CAPITAL, L.P.

___________________, 2024

Dear Fellow MRC Stockholders:

Engine Capital, L.P. and the other participants in this solicitation (collectively, “Engine,” “we” or “our”) are the beneficial owners of an aggregate of 3,663,408 shares of common stock, par value $0.01 per share (the “Common Stock”), of MRC Global Inc., a Delaware corporation (“MRC” or the “Company”), representing approximately 4.3% of the outstanding shares of Common Stock. For the reasons set forth in the attached Proxy Statement, we believe meaningful changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with your best interests.

We are seeking your support for the election of our two (2) nominees as directors at the 2024 annual meeting of stockholders (the “Annual Meeting”) scheduled to be held virtually on [_______], [________], 2024 because we believe that the Board will benefit from the addition of directors who collectively possess the relevant skillsets, a shared objective of enhancing value for the benefit of all MRC stockholders and who will be able to hold management accountable. The individuals that we have nominated are highly-qualified, capable and ready to serve the stockholders of MRC.

In particular, we believe it is critical at this juncture to add directors with an investor mindset and strong capital allocation expertise given the Board’s stated intention to pursue an M&A strategy. We believe this is particularly risky considering MRC trades for less than 5.5x EBITDA1 and it’s likely MRC will have to pay significantly higher multiples to acquire assets. MRC is likely to generate hundreds of millions of dollars in the next few years and therefore proper capital allocation will be very important to ensure strong shareholders’ returns. Therefore, we strongly believe that the Board must be meaningfully refreshed to ensure that the interests of stockholders, the true owners of MRC, are appropriately represented in the boardroom.

The Company has disclosed that eight (8) candidates can be elected to the Board at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only our two (2) nominees, but also six (6) of the Company’s nominees whose election we do not oppose. This gives stockholders who wish to vote for our nominees the ability to vote for a full slate of eight (8) nominees in total. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

Engine and MRC will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to eight (8) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of our nominees and the Company nominees may do so on Engine’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. We urge stockholders to use our BLUE universal proxy card to vote “FOR” our two nominees and six Company nominees whose election we do not oppose.

1 Engine Capital internal estimates based on 2025E EBITDA and taking into account cash generated in 2024.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today. The attached Proxy Statement and the enclosed BLUE universal proxy card are first being furnished to stockholders on or about ____________, 2024

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated BLUE universal proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact [________], which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

/s/ Arnaud Ajdler

Engine Capital, L.P.

Arnaud Ajdler

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Engine’s proxy materials,

please contact [________] at the phone numbers listed below.

[________]

[________]

[________]

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 19, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS
OF
MRC GLOBAL INC.
_________________________

PROXY STATEMENT
OF
ENGINE CAPITAL, L.P.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY

Engine Capital, L.P., a Delaware corporation (“Engine Capital”), and the other participants in this solicitation (collectively, “Engine,” “we” or “our”) are significant stockholders of MRC Global Inc., a Delaware corporation (“MRC” or the “Company”), who beneficially own an aggregate of 3,663,408 shares of common stock, par value $0.01 per share (the “Common Stock”), of MRC, representing approximately 4.3% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) must be meaningfully refreshed to ensure that the Board takes the necessary steps for the Company’s stockholders to realize the maximum value of their investments and hold management accountable. We have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to preserve and increase stockholder value. Accordingly, we are seeking your support at the annual meeting of stockholders scheduled to be held virtually on [________], [_______], 2024, starting at [__:__] [a/p].m., Houston, Texas time (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Engine Capital’s two (2) director nominees, Bradley T. Favreau and Daniel B. Silvers (each an “Engine Nominee” and together, the “Engine Nominees”) as members of the Board, to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”);
2.	To consider and act upon an advisory approval of the Company’s non-binding resolution approving the Company’s named executive officer compensation;
3.	To consider and act upon the Company’s proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2024;
4.	To vote on the Company’s proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reflect new Delaware law provisions regarding officer exculpation; and
5.	To act on any other business that may properly come before the Annual Meeting or any reconvened meeting after adjournment.

This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to stockholders on or about [____________], 2024.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

The Company has disclosed that eight (8) candidates can be elected to the Board at the Annual Meeting. Through this Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only the two (2) Engine Nominees, but also six (6) of the Company’s nominees whose election we do not oppose, [__], [__], [__], [__], [__] and [__] (the “Unopposed Company Nominees”). Engine and MRC will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to eight (8) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for six (6) Company nominees in addition to the Engine Nominees may do so on Engine’s BLUE universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Engine Nominees will have the legal effect of replacing two (2) incumbent directors with the Engine Nominees. If elected, the Engine Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to evaluate all opportunities to enhance stockholder value. However, the Engine Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to unlock stockholder value, but we believe the election of our Engine Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Engine Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for fewer than eight (8) nominees or for any combination (up to eight (8) total) of the Engine Nominees and the Company’s nominees on the enclosed BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company nominees who we believe are the most qualified to serve as directors – the Unopposed Company Nominees – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or all of the Engine Nominees to be elected to the Board. Engine urges stockholders to use our BLUE universal proxy card to vote “FOR” all of the Engine Nominees and “FOR” the Unopposed Company Nominees.

IF YOU MARK FEWER THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) ENGINE NOMINEES AND THE SIX (6) UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on [_______], 2024 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The address of the principal executive officers of the Company is 1301 McKinney Street, Suite 2300, Houston, Texas 77010. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, on the Record Date there were a total of [_________] shares of Common Stock outstanding, of which [_________] shares are held in treasury, resulting in [__________] shares of Common Stock entitled to vote at the Annual Meeting. Any shares held in the Company’s treasury on the Record Date are not considered outstanding and will not be voted or considered present at the Annual Meeting. On the Record Date, the Company had a total of [_________] shares of 6.5% Series A Convertible Perpetual Preferred Stock (the “Preferred Stock,” and together with the Common Stock, the “Stock”) outstanding entitled to [_________] votes at the Annual Meeting, which number is equal to the number of shares of Common Stock into which the shares of Preferred Stock could be converted on the Record Date, rounded to the nearest share. Holders of the Common Stock and the Preferred Stock vote (on an as-converted basis) together on all matters as a single class.

As of the date hereof, Engine Capital, a Delaware limited partnership, Engine Jet Capital, L.P., a Delaware limited partnership (“Engine Jet”), Engine Lift Capital, LP, a Delaware limited partnership (“Engine Lift”), Engine Capital Management, LP, a Delaware limited partnership (“Engine Management”), Engine Capital Management GP, LLC, a Delaware limited liability company (“Engine GP”), Engine Investments, LLC, a Delaware limited liability company (“Engine Investments”), Engine Investments II, LLC, a Delaware limited liability company (“Engine Investments II”), Arnaud Ajdler, a citizen of Belgium, and the Engine Nominees (each a “Participant” and, collectively, the “Participants”) collectively beneficially owned 3,663,408 shares of Common Stock (the “Engine Shares”). We intend to vote all of the Engine Shares “FOR” the election of the Engine Nominees and the Unopposed Company Nominees, “[FOR/AGAINST]” the advisory approval of the Company’s non-binding resolution approving the Company’s named executive officer compensation, “[FOR/AGAINST]” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2024 and “[FOR/AGAINST]” the approval of an amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, as described herein.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY ENGINE AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

ENGINE URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE ENGINE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD , YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE universal proxy card are available at

_______________.com

IMPORTANT

Your vote is important, no matter how many shares of Stock you own. Engine urges you to sign, date, and return the enclosed BLUE universal proxy card today to vote FOR the election of the Engine Nominees and in accordance with Engine’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to Engine, c/o [________], in the enclosed postage-paid envelope today.
•	If your shares of Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Stock, and these proxy materials, together with a BLUE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting instruction form in the enclosed pre-paid return envelope.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Engine is using a “universal” proxy card, which includes our Engine Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. Engine strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from the Company. Even if you return the Company’s white proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Engine’s proxy materials,

please contact [________] at the phone numbers listed below.

[________]

[________]

[________]

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	In August 2022, Mr. Favreau, a partner at Engine Capital, had a telephone conversation with Kelly Youngblood, the Company’s Chief Financial Officer, to discuss the Company’s operations, its competitive positioning and the end markets in which it operates.

•	On May 18, 2023, Mr. Favreau and Mr. Ajdler, the managing member of Engine Capital, had a telephone conversation with Mr. Youngblood to discuss the Company’s business, its capital allocation strategy, and the recent lawsuit between the Company and Cornell Capital LLC (“Cornell”). During the call, Mr. Youngblood explained the Company’s strategy to eventually pursue M&A after the repayment of the Company’s Senior Secured Term Loan B (the “Term Loan”). Mr. Ajdler expressed concerns with this M&A strategy because the Company would most likely have to acquire companies at much higher multiples than where it currently trades in the public markets, which likely would lead to poor shareholders’ returns. Mr. Favreau commented that the Company would have to operate with a suboptimal balance sheet if it was unable to refinance its Term Loan.

•	On August 22, 2023, Messrs. Favreau and Ajdler had a telephone conversation with Mr. Youngblood. During the call Messrs. Favreau and Ajdler discussed the continued lack of resolution with Cornell regarding the refinancing of the Term Loan and the low valuation the Company receives in the public markets. Mr. Youngblood commented that the Company trades as if it is an oilfield services firm despite only having a minority of its revenue exposed to the upstream oil and gas end markets.

•	On September 12, 2023, Mr. Favreau had a telephone conversation with Mr. Youngblood to discuss the gas utility end markets and the Company’s low valuation in the public markets. During the call Mr. Favreau commented that the Company traded roughly in line with its competitor, DNOW Inc. (“DNOW”), despite DNOW having considerably more exposure to the upstream industry than MRC.

•	On September 18, 2023, Engine delivered a letter to the Board discussing the Company’s consistently poor total shareholder return over various periods since the Company’s initial public offering in 2012, including since the Company’s appointment of Robert J. Saltiel, Jr. as its Chief Executive Officer and President in March 2021, despite the material changes made to the Company’s operations and considerable cash flow generated over these time periods. Engine also stated its belief that the Company’s low valuation would impact its ability to create value through its stated strategy of growing the business through M&A. Engine suggested that the Board initiate a strategic review process to explore all opportunities to unlock stockholder value and stated its belief that finding a path to realize the full value of MRC would help facilitate a resolution with Cornell. The letter concluded with Engine’s request to meet with the Board as soon as possible to discuss these significant issues.

•	On September 19, 2023, Engine received a letter from the Board stating it had received Engine’s letter dated September 18, 2023.

•	On October 3, 2023, Mr. Favreau emailed Mr. Saltiel and Robert L. Wood, the Chairman of the Board, to follow up on Engine’s request to meet with the Board.

•	On October 20, 2023, Engine had a call with Alfredo Poretti, Managing Director at J.P. Morgan Chase & Co., the Company’s financial advisor. During the call, Engine noted that, despite an initial meeting request over a month prior and multiple subsequent requests, the Board had failed to meet with Engine or even schedule a meeting.

•	On October 27, 2023, Messrs. Ajdler and Favreau met virtually with Mr. Wood and Leonard M. Anthony, a member of the Board, to discuss the content of Engine’s letter, dated September 18, 2023. During the conversation, Engine discussed its belief as to why the Company’s low valuation was likely structural and unlikely to change in the public market, why management’s M&A strategy was likely to lead to poor stockholders’ returns and that, because of this, an evaluation of strategic alternatives was likely the best risk-adjusted path for stockholders.

•	On October 31, 2023, Mr. Ajdler emailed Messrs. Wood and Anthony thanking them for the October 27, 2023, conversation and asking for stockholder representation on the Board. Engine stated its belief that stockholder representation was particularly important in this situation given the significant decisions to be made with respect to the Cornell situation and the future capital allocation policies of the Company. Engine further stated its belief that Board representation would help solve the information asymmetry that exists between the Company and its stockholders regarding these matters.

•	On November 8, 2023, Messrs. Favreau and Ajdler had a telephone conversation with Mr. Youngblood to review the Company’s Q3 earnings. During the call, Mr. Youngblood stated that future M&A would be focused on end markets that would further diversify the business.

•	On November 9, 2023, Mr. Ajdler sent Messrs. Saltiel, Wood, Anthony and Youngblood an email providing feedback on the recent earnings call. In the email, Mr. Ajdler expressed his surprise that Mr. Saltiel had spoken so passionately about his desire to get back to M&A to grow the Company now that the Company has deleveraged its balance sheet, especially in light of the recent discussions between Engine and the Board about the likely poor risk-adjusted returns of management’s M&A strategy.

•	On November 12, 2023, in response to Mr. Ajdler’s email dated October 31, 2023, Mr. Wood emailed Messrs. Ajdler and Favreau stating the Board was happy with its current mix of members, but that two skillsets would be interesting to add: enterprise systems technology and cybersecurity.

•	On November 14, 2023, Mr. Ajdler emailed the Board, including Mr. Saltiel, and Daniel J. Churay, the Company’s Executive Vice President of Corporate Affairs and General Counsel, stating that Engine believed another skillset on the Board was necessary, namely a stockholder representative with experience in capital markets and M&A who could bring an investor mindset to the boardroom, and formally requested that the Board take action to add such a candidate to the Board. Engine further suggested that Mr. Favreau be considered as a potential candidate and expressed its interest in working cooperatively with the Company over the next couple of months ahead of the nomination deadline for the Annual Meeting.

•	On January 8, 2024, Mr. Favreau interviewed with Board members Barbara J. Duganier and Deborah G. Adams in Houston, Texas.

•	On January 25, 2024, Engine provided to Messrs. Saltiel, Wood, Anthony, Churay and Youngblood and Ms. Duganier a presentation stating its belief that (i) the Board should not assume a multiple rerating would occur in the public markets, (ii) an M&A strategy would likely further destroy value and that selling the business would likely provide a better outcome for stockholders, and (iii) if the Company could not be sold, then the Board should be aggressively repurchasing shares at the current low valuation instead of pursuing acquisitions at much higher multiples.

•	On January 31, 2024, Mr. Churay emailed Mr. Favreau to set up an interview with additional members of the Board.

•	On February 2, 2024, Engine Capital delivered a notice to the Company nominating three highly qualified nominees for election to the Board at the Annual Meeting (the “Nomination Notice”).

•	Also on February 2, 2024, Mr. Ajdler sent an email to Messrs. Saltiel, Wood, Anthony, and Youngblood, noting that the Company’s delay in conducting its interview process with Mr. Favreau forced Engine to nominate director candidates in order to preserve its options in case the Company continued to delay its consideration of a stockholder representative candidate.

•	Also on February 2, 2024, the Company postponed an interview with Mr. Favreau in order to review the Nomination Notice.

•	On February 22, 2024, Mr. Ajdler emailed Messrs. Wood, Saltiel, and Anthony to inquire whether the Company had a desire to find a compromise with Engine prior to Engine making its nomination public, as the Company failed to get back to Engine following Mr. Favreau’s interview and the delivery of the Nomination Notice.

•	On February 23, 2024, Mr. Churay emailed Messrs. Favreau and Ajdler expressing an interest in arranging virtual meetings in order to interview Engine Capital’s independent nominees as candidates for the Board.

•	On February 24, 2024, Mr. Ajdler emailed Messrs. Churay, Wood, Anthony and Saltiel to clarify that it is uncommon for stockholder nominees to make themselves available for interviews until there is a framework for a cooperation agreement in place, and expressed Engine’s concerns that the Company’s delays and lack of engagement indicated that it was not acting in good faith regarding Engine’s suggested refreshment of the Board and that, instead, the Company was solely interacting with Engine for optics. Mr. Ajdler highlighted the fact that Mr. Favreau had flown to Houston for the interview with Mses. Duganier and Adams, but thereafter the Company failed to follow up until Engine reached out, at which point a second interview was scheduled to be held on the last day of the nomination window. That second interview was cancelled by the company upon Engine Capital’s delivery of the Nomination Notice and Engine did not hear from the Company until it responded to Mr. Ajdler’s February 22, 2024, email.

•	On February 29, 2024, Messrs. Ajdler and Favreau had a video call with Mr. Wood and communicated that the lack of engagement to-date had been troubling for the reasons mentioned in Mr. Ajdler’s February 24, 2024, email. Mr. Wood gave his word that this process was undertaken in good faith, and, despite its skepticism, Engine agreed to allow its independent nominees to be interviewed by the Board.

•	On March 4, 2024, Engine Capital’s independent nominees interviewed with members of the Board.

•	On March 11, 2024, Messrs. Wood, Anthony, Ajdler and Favreau had a video call during which Mr. Wood informed Engine that the Board was seeking to add a new member with previous experience as a CEO and that it was going to appoint David A. Hager to the Board. Mr. Wood also informed Messrs. Ajdler and Favreau that Ms. Duganier would not be standing for re-election at the Annual Meeting. Mr. Ajdler expressed his disappointment that the Board was not interested in adding a stockholder representative to the Board.

•	On March 12, 2024, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) announcing the appointment of Mr. Hager to the Board and disclosing that Ms. Duganier would not stand for re-election at the Annual Meeting.

•	On March 14, 2024, Engine Capital delivered a notice to the Company withdrawing its nomination of one independent nominee.

•	On March 15, 2024, Mr. Ajdler emailed Mr. Wood expressing his concern that the Company’s process for interviewing Engine Capital’s nominees had not been made in good faith. In an effort to avoid an unnecessary contest, Mr. Ajdler proposed that the Company add one Engine Capital nominee to the Board.

•	Also on March 15, 2024, the Company filed its preliminary proxy statement with the SEC.

•	On March 19, 2024, Engine Capital filed this preliminary proxy statement with the SEC in connection with the Annual Meeting.

REASONS FOR THE SOLICITATION

Engine is one of the largest stockholders of MRC, owning approximately 4.3% of the Company’s outstanding common stock. Over the last few months, we have engaged with the Board on our ideas to improve MRC’s performance, capital allocation approach and board composition with the goal of enhancing stockholder value. The Board’s actions have demonstrated that they are resistant to adding stockholder-designated directors with capital allocation and corporate governance experience to the Board. Considering MRC’s long-term underperformance, its ongoing dispute with its preferred stockholder and the fact the Company is on the cusp of emerging from a long and arduous deleveraging cycle, we believe the Board is in urgent need of directors with this precise experience. This will help ensure capital is appropriately allocated toward value-enhancing initiatives and is why we privately put forth director candidates for the Company’s consideration.

While we have nominated two highly qualified director candidates for election to the Board at the 2024 Annual Meeting, it is important to emphasize that Engine was willing to agree to a framework that contemplated adding a single board seat to avoid a protracted contest. Considering the size of our ownership position, legitimate concerns about lacking boardroom experience, the qualifications of our nominees and willingness to make them available for interviews, it is disappointing the Board has been resistant to working with us within this framework. In our view, a Board that owns de minimis stock should not be so willing to spend stockholder capital to prevent the addition of a single investor-designee to a 9-member Board.

Given these facts and further reasons detailed below, we believe the case for stockholder-driven change at MRC’s 2024 Annual Meeting is clear. Our director candidates have the capital allocation, financial markets and corporate governance experience we believe is required to ensure that all paths to enhancing stockholder value are evaluated. Long-suffering stockholders – especially those who have been invested since the Company’s 2012 public listing – are encouraged to consider the benefit of adding directors that are committed to ensuring the Board and management team act in the best interest of MRC stockholders.

MRC Has Consistently Underperformed DNOW and the Broader Market

Under the Board’s leadership, MRC’s absolute and relative total stockholder return (“TSR”) has been poor over every relevant time horizon. Notably, TSR decreased 42.4% since the Company’s initial public offering in 2012.2

MRC has also underperformed its public competitor, DNOW, over the last one, three and five-year time periods. From our perspective, adding a stockholder representative to the boardroom would help ensure that management is held accountable for poor performance and is exploring all paths to increasing stockholder value.

2 Per CapitalIQ. TSR calculated as of March 11, 2024

MRC’s Capital Deployment Plans Appear Risky Given the Company’s Current Valuation

“We would really like to get back to M&A to grow this Company … this Company will now have more financial flexibility going into '24 than we will have had probably in our entire existence as a public company. And we will continue to scan the market for attractive M&A for ways to profitably grow our business.”

- Robert J. Saltiel, Jr., CEO, 3Q 2023 earnings call, 11/08/2023

The Company’s plan to deploy capital toward M&A is extremely concerning given MRC’s current valuation relative to potential targets. A transaction for equity would likely value MRC below its intrinsic value and a deal for cash is unlikely to generate a risk-adjusted-return above simply buying back undervalued shares. We estimate that over the next five years, MRC will generate hundreds of millions of dollars in free cash flow (compared to the Company’s current market capitalization of around $1 billion). Mr. Saltiel has expressed management’s desire to use this capital to pursue M&A on multiple occasions. Given that (i) MRC’s future stock performance will be significantly impacted by how this money is invested, (ii) the Board lacks significant capital allocation experience, and (iii) none of the directors hold significant stock, we are concerned that management’s desire to accelerate its diversification away from the upstream oil and gas end market will lead to acquiring businesses at prices that ultimately lead to shareholder value destruction and will be detrimental to MRC and its stockholders. We also note that Rob Saltiel, MRC’s CEO, does not have a successful track record of creating value through acquiring and integrating businesses.

At its current valuation, repurchasing shares represents an alternative to management’s M&A strategy that we believe the Board has not adequately explored, notwithstanding the likelihood that a buyback program would lead to stronger stockholder returns. Importantly, repurchasing shares does not foreclose the possibility of M&A if the Company’s valuation increases or an opportunity at a good valuation and compelling strategic rationale arises. This is why we believe having a stockholder representative with capital markets and capital allocation experience in the boardroom is critical to protecting stockholder value. This will help ensure that the Board comprehensively considers its options at this opportune time.

The Board Has Been Unable to Resolve its Ongoing Dispute with Cornell

The Company’s ongoing dispute with Cornell, the capital source for its 6.5% Series A Convertible Perpetual Preferred Stock (the “Preferred Stock”), prevents MRC from fully optimizing its capital structure and removes significant financial flexibility. If not for this dispute, the Company could already be repurchasing its undervalued shares and creating stockholder value. The significant financial expertise our nominees would bring to the Company would aid the Board in helping determine a creative, value-enhancing resolution.

We Are Concerned About the Lack of Urgency to Create Stockholder Value at MRC

We have followed MRC for years (even owning shares in 2014 and 2015). Looking at the Company over the last decade, it’s not clear to us that the Board has a sufficiently robust plan to create stockholder value. At the very least, this plan has not been communicated in a detailed enough manner to investors. As a result, it’s difficult for stockholders to keep management and the Board accountable for progress towards long-term goals. To create alignment between the Company and its stockholders, we believe management and the Board should communicate its three- and five-year targets. Stockholders could use those targets to monitor progress and keep management accountable. Additionally, it is clear to us that MRC has struggled as a public company, in part, because of the volatility inherent in some of MRC’s end markets, which is depressing MRC’s multiple. As a result, the market is not applying the correct multiple to MRC’s gas utility business and to a lesser extent to its DIET business. The Company’s current strategy is not addressing these issues. Adding directors with an investor mindset and strong public market experience would help address these issues.

The Board’s De Minimis Ownership Signals a Lack of Alignment with Stockholders

Our concerns about capital allocation are magnified because the current Board has little exposure to the Company’s total stock returns. The independent Board members seeking reelection3 cumulatively own less than 0.5% of the diluted outstanding shares of the Company,4 the overwhelming majority of which was granted in connection with their Board service. To the best of our knowledge, the only share purchase by current directors was 10,000 shares bought for around $37,000 in 2020. The lack of insider buying by the Board and the overall low ownership level indicates a potential misalignment between the Board and the Company’s stockholders. This problem could be easily resolved by adding stockholder representation to the Board.

Engine’s Nominees Will Bring a Stockowners Mentality and Necessary Capital Allocation and Financial Expertise to MRC

We have nominated two highly qualified director candidates with relevant capital allocation and financial industry experience who we believe will bring a fresh perspective and sense of urgency to the Board and, most importantly, will protect stockholders’ interests as the Company considers deploying significant capital to M&A over the next few years.

Engine’s director candidates look forward to sharing more details regarding their financial industry and public company expertise, as well as their vision for MRC, as the Company’s Annual Meeting nears.

Brad Favreau

Mr. Favreau is a representative of the nominating stockholder and a seasoned investor with additive experience in finance, capital allocation, corporate governance and M&A.

•	Current Partner at Engine Capital Management, a top MRC stockholder and value-oriented special situations fund with a track record of helping companies implement value-enhancing initiatives, including M&A transactions, operational and cost improvements, and optimization of capital allocation policies.

•	Currently serves on the boards of directors of American Outdoor Brands, Inc. (NASDAQ: AOUT), an outdoor products company, and MYR Group Inc. (NASDAQ: MYRG), a specialty electrical construction service providers holding company where he serves on the compensation committee and the nominating, environmental, social and corporate governance committee.

3 Includes Deborah G. Adams, Leonard M. Anthony, George J. Damiris, David Hager, Anne McEntee, Ronald L. Jadin and Robert L. Wood. While the Preferred Stock (as defined below) held by Henry Cornell is technically classified as beneficial ownership of shares of the Company, Engine notes the conversion price is approximately 50% above where the Common Stock trades today. Mr. Cornell’s ownership in the Company, therefore, more closely approximates a debt investment rather than an equity investment. For this reason, Engine has excluded Mr. Cornell in this assessment

4 Per CapitalIQ

•	Previously worked as an investment professional at Apax Partners, an international private equity investment group, and as a member of the Mergers and Acquisitions group at UBS.

•	Previously served on the board of directors and audit committee of RDM Corporation (TSE:RC) a provider of remote deposit capture software and various solutions, until its sale to the Deluxe Corporation.

Daniel Silvers

Mr. Silvers is a former public company executive and director with significant experience in areas that include finance, strategy and operations, and compensation.

•	Former Chief Executive Officer and a director of Leisure Acquisition Corp. (NASDAQ: LACQ), a special purpose acquisition company.

•	Former Executive Vice President and Chief Strategy Officer at Inspired Entertainment, Inc. (NASDAQ: INSE), a gaming technology company.

•	Current Executive Chairman of Winventory, Inc., a tech-enabled event ticketing management partner.

•	Current Managing Member of Matthews Lane Capital Partners LLC, an investment firm.

•	Previously served on the boards of directors of several public companies, including Avid Technology, Inc. (NASDAQ: AVID), a global media technology provider where he served on the finance committee, compensation committee and as Chair of the audit committee, PICO Holdings, Inc. (NASDAQ: PICO), a diversified holding company where he served on the compensation committee and corporate governance and nominating committee, and Universal Health Services, Inc. (NYSE: UHS), a hospital management and health services company.

###

PROPOSAL I

ELECTION OF DIRECTORS

There are currently ten (10) directors serving on the Board, all of whom have terms expiring at the Annual Meeting. The Company has disclosed that Barbara J. Duganier has provided notice to the Board of her decision not to stand for re-election at the Annual Meeting and that eight (8) directors will stand for re-election and be elected by holders of Common Stock and Preferred Stock voting together as a single class, and that the holder of Preferred Stock has designated and will designate the other director. We are seeking your support at the Annual Meeting to elect our two (2) Engine Nominees, Bradley T. Favreau and Daniel B. Silvers, for terms ending at the 2025 Annual Meeting. Your vote to elect the Engine Nominees will have the legal effect of replacing two (2) directors of the Company with the Engine Nominees. If elected, the Engine Nominees will represent a minority of the members of the Board, and, therefore, it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value. However, we believe the election of the Engine Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any of the Company’s nominees will serve as a director if our Engine Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only the two (2) Engine Nominees, but also the six (6) Unopposed Company Nominees. This proxy statement includes the notice information required to be provided to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This proxy statement includes the names of all nominees for whom we intend to solicit proxies. Further, we intend to solicit the holders of Stock representing at least 67% of the voting power of the Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Engine Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Engine Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Engine Nominees. Each of the Engine Nominees is a citizen of the United States of America.

Bradley T. Favreau, age 41, has served as a Partner at Engine Capital Management, LP, a value-oriented investment firm, since 2013. Prior to his current role at Engine Capital Management, LP, in 2011, Mr. Favreau served as a consultant to HUSCO International, a global leader in the development and manufacture of hydraulic and electro-hydraulic controls of off-highway applications. Previously, Mr. Favreau worked as an investment professional at Apax Partners, an international private equity investment group, from 2007 to 2009, and a member of the Mergers and Acquisitions Group at UBS AG (NYSE: UBS), a multinational investment bank and financial services company, from 2005 to 2007. Mr. Favreau currently serves on the Board of Directors of American Outdoor Brands, Inc. (NASDAQ: AOUT), a leading outdoor products company, since August 2022 and MYR Group Inc. (NASDAQ: MYRG), a holding company of specialty electrical construction service providers, since April 2016. Previously, Mr. Favreau served as a member of the Board of Directors of RDM Corporation (TSE: RC) (“RDM”), a provider of remote deposit capture software and hardware and digital imaging solutions, from March 2015 until April 2017 when RDM was acquired by the Deluxe Corporation (NYSE: DLX). Mr. Favreau received a B.S. from the Kelley School of Business at Indiana University and an M.B.A. from Columbia Business School.

Engine believes that Mr. Favreau’s significant experience holding senior positions of management and public company board experience, together with his financial expertise, would make him a valuable addition to the Board.

Daniel B. Silvers, age 47, has served as the managing member of Matthews Lane Capital Partners LLC, an investment firm, since 2015. Additionally, Mr. Silvers served as Executive Vice President and Chief Strategy Officer at Inspired Entertainment, Inc. (NASDAQ: INSE), a gaming technology company, between 2016 and 2023 and as Chief Executive Officer and a director of Leisure Acquisition Corp. (NASDAQ: LACQ), a special purpose acquisition company, from 2017 to 2021. Mr. Silvers has served as Executive Chairman of Winventory, Inc., a tech-enabled event ticketing management partner, since January 2024. Previously, Mr. Silvers was the President of SpringOwl Asset Management LLC, an investment management firm, from 2009 to 2015 (including predecessor entities). Mr. Silvers was the President of Western Liberty Bancorp (formerly NASDAQ: WLBC), an acquisition-oriented holding company, from 2009 to 2010. From 2005 to 2009, Mr. Silvers served as a Vice President at Fortress Investment Group LLC (formerly NYSE: FIG), a leading global alternative asset manager. Prior to that, Mr. Silvers was a senior member of the real estate, gaming and lodging investment banking group at Bear, Stearns & Co. Inc. (formerly NYSE: BSC), a global financial services firm, from 1999 to 2005. Mr. Silvers previously has served on the boards of directors of several companies, including Leisure Acquisition from 2017 to 2021, Avid Technology, Inc. (NASDAQ: AVID), a global media technology provider, from 2018 to 2023, PICO Holdings, Inc. (NASDAQ: PICO), a diversified holding company, from 2016 to 2018, Forestar Group Inc. (NYSE: FOR), a real estate development company, from 2015 to 2017, Ashford Hospitality Prime (NYSE: AHP), a hospitality REIT, in 2017, bwin.party digital entertainment plc, an online gaming company, from 2014 to 2015, International Game Technology PLC (NYSE: IGT), a international gaming technology company, in 2013, Universal Health Services, Inc. (NYSE: UHS), a hospital management and health services company, from 2009 to 2011 and India Hospitality Corp., a hospitality and food service company, from 2010 to 2017. Mr. Silvers holds a B.S. in Economics and a M.B.A. in Finance from The Wharton School of the University of Pennsylvania. Mr. Silvers also received a Corporate Governance certification through the Director Education & Certification Program at the UCLA Anderson School of Management.

Engine believes that Mr. Silvers’ considerable executive level experience in the hospitality sector, along with his corporate finance, capital allocation, capital markets expertise and his substantial public company board experience will make him a valuable addition to the Board.

The principal business address of Mr. Favreau is 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105. The principal business address of Mr. Silvers is 1199 Park Avenue, #17A, New York, New York 10128.

As of the date hereof, neither of Messrs. Favreau or Silvers owns any securities of the Company and neither have entered into any transactions in the securities of the Company during the past two years. For information regarding purchases and sales of securities of the Company during the past two (2) years by certain of the Participants, see Schedule I.

Each of the Engine Nominees may be deemed to be a member of a “group” with the other participants in this solicitation for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 3,663,408 shares of Common Stock owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own.

We believe that each of the Engine Nominees presently is, and if elected as a director of the Company, would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition, including NYSE Listed Company Manual Section 303.A, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if the Engine Nominees are elected, the determination of the Engine Nominees’ independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Engine Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Each of the Engine Nominees has consented to being named as a nominee of Engine Capital in any proxy statement relating to the Annual Meeting and to serving as a director of the Company if elected.

Engine Capital has entered into letter agreements with each of the Engine Nominees, pursuant to which Engine Capital and its affiliates have agreed to indemnify the Engine Nominees against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions (the “Solicitation”). For the avoidance of doubt, such indemnification does not apply to any claims made against such Engine Nominee(s) in their capacity as a director of the Company, if so elected.

Each of the Engine Nominees has granted Mr. Ajdler a power of attorney to execute certain SEC filings in connection with the Solicitation.

On February 2, 2024, Engine and the Engine Nominees entered into a Group Agreement in connection with the Annual Meeting, pursuant to which, among other things, the parties agreed (a) to solicit proxies for the election of the Engine Nominees at the Annual Meeting, (b) that the Engine Nominees would not enter into any transactions in the securities of the Company without the prior written consent of Engine and (c) that Engine would bear all expenses incurred in connection with the Participants’ activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.

Except as otherwise set forth in this Proxy Statement (including the Schedule hereto), (i) during the past 10 years, no Engine Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Engine Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Engine Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Engine Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Engine Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Engine Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Engine Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Engine Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Engine Nominee or any of his associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Engine Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Engine Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Engine Nominee holds any positions or offices with the Company; (xiii) no Engine Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Engine Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Engine Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Engine Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Engine Nominee or any of such Engine Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Engine Nominee been a director of the Company, and (c) neither of the Engine Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as stated herein, there are no arrangements or understandings between Engine, the Engine Nominees, or any other person or persons pursuant to which the nomination of the Engine Nominees described herein is to be made. Other than as stated herein, none of the Engine Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We do not expect that any of the Engine Nominees will be unable to stand for election, but, in the event any Engine Nominee is unable to serve or for good cause will not serve, the shares of Stock represented by the enclosed BLUE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated By-Laws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Engine Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Stock represented by the enclosed BLUE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to any potential position of Engine that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, may constitute an unlawful manipulation of the Company’s corporate machinery.

Stockholders will have the ability to vote for up to eight (8) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Engine Nominees and the Company’s nominees may do so on Engine’s enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. Engine urges stockholders to vote using our BLUE universal proxy card “FOR” the Engine Nominees and the Unopposed Company Nominees.

Stockholders are permitted to vote for less than eight (8) nominees or for any combination (up to eight (8) total) of the Engine Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all stockholders. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. Engine is not responsible for the accuracy of any information provided by or relating to the Company or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Company or any other statements that the Company or its representatives have made or may otherwise make.

IMPORTANTLY, IF YOU MARK FEWER THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) ENGINE NOMINEES AND THE SIX (6) UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE ENGINE NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

PROPOSAL II

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is required by Section 14A of the Exchange Act to request its stockholders to approve, on an advisory basis, a non-binding resolution approving the Company’s named executive officer compensation as disclosed in accordance with the SEC’s rules in the Company’s proxy statement. This proposal is commonly known as a “Say-on-Pay” proposal.

As disclosed in the Company’s proxy statement, this proposal is solicited in response to SEC requirements and seeks stockholders’ views on the Company’s named executive officer compensation. It is not intended to address any specific element of compensation, but rather the overall compensation provided to the Company’s named executive officers, including the Company’s pay philosophy, pay principals and pay practices as described in the Company’s proxy statement. Accordingly, the Board is asking for stockholders to approve, on a non-binding basis, the following resolution:

“RESOLVED, that the stockholders of MRC Global Inc. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement pursuant to the compensation disclosure rules of the Securities Exchange Act of 1934, as amended, including the Compensation Discussion and Analysis, the compensation tables, and any related narrative discussion contained in this Proxy Statement.”

As disclosed in the Company’s proxy statement, because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Board will take into account the outcome of the vote when considering future executive compensation decisions for named executive officers.

According to the Company’s proxy statement, this proposal must be approved by a majority of the votes cast by stockholders present virtually or represented by proxy, meaning that the votes cast “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions from voting on this proposal and broker non-votes will not be treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

WE [MAKE NO RECOMMENDATION] WITH RESPECT TO THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND INTEND TO VOTE OUR SHARES “[FOR/AGAINST]” THIS PROPOSAL.

PROPOSAL III

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee appointed Ernst & Young LLP as the independent auditors to audit the Company’s financial statements for calendar year 2024.

As disclosed in the Company’s proxy statement, stockholder approval of the appointment of Ernst & Young LLP is not required, but the Audit Committee and the Board are submitting the selection of Ernst & Young LLP for ratification to obtain stockholders’ views. If a majority of the Company’s stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent auditor.

According to the Company’s proxy statement, this proposal must be approved by a majority of the votes cast by stockholders present virtually or represented by proxy, meaning that the votes cast “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions from voting on this proposal and broker non-votes will not be treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INTEND TO VOTE OUR SHARES “[FOR/AGAINST]” THIS PROPOSAL.

PROPOSAL IV

AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

As discussed in further detail in the Company’s proxy statement, the State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances. In light of this update, the Company is proposing to amend the Certificate of Incorporation to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. The new Delaware legislation only permits, and the Company’s proposed amendment would only permit, exculpation for direct claims (as opposed to derivative claims made by new stockholders on behalf of the corporation) and would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. According to the Company’s proxy statement, the rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

According to the Company’s proxy statement, the ESG & Enterprise Risk Committee of the Board, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the ESG & Enterprise Risk Committee believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, has recommended to the Board an amendment to the Certificate of Incorporation to provide such exculpation to the extent permitted by Delaware law. According to the Company’s proxy statement, based on this recommendation, the Board determined that it is in the best interests of the Company and its stockholders to amend the Certificate of Incorporation as described in the Company’s proxy statement.

Accordingly, the Company is asking stockholders to vote on the following resolution:

“RESOLVED, that the Corporation’s stockholders approve an amendment to the Corporation’s amended and restated certificate of incorporation to add amend and replace Article VII in its entirety, which shall read as follows:

ARTICLE VII

Section 7.1 Limited Liability of Directors and Officers. A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

(a)	for any breach of the director’s or officer’s respective duty of loyalty to the Corporation or its stockholders;
(b)	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(c)	of directors under Section 174 of the DGCL; or
(d)	for any transaction from which the director or officer derived an improper personal benefit.

If the DGCL is amended to authorize corporation action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Article VII by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director or office of the Corporation existing at the time of such repeal or modification.”

WE [MAKE NO RECOMMENDATION] WITH RESPECT TO THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCUPLATION AND INTEND TO VOTE OUR SHARES “[FOR/AGAINST]” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Engine believes that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Common Stock and the Preferred Stock (on an as-converted basis).

Shares of Stock represented by properly executed BLUE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Engine Nominees and the Unopposed Company Nominees, [FOR/AGAINST] the advisory approval of a non-binding resolution approving the Company’s named executive officer compensation, [FOR/AGAINST] the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2024, [FOR/AGAINST] the approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

The Company has disclosed that eight (8) candidates can be elected to the Board at the Annual Meeting. We are soliciting proxies to elect not only the two (2) Engine Nominees, but also the six (6) Unopposed Company Nominees. Engine and MRC will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to eight (8) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Engine Nominees may do so on Engine’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for less than eight (8) nominees or for any combination (up to eight (8) total) of the Engine Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company’s nominees who we believe are sufficiently qualified to serve as directors – the Unopposed Company Nominees – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or both of the Engine Nominees to be elected to the Board.

We believe that voting on the BLUE universal proxy card provides the best opportunity for stockholders to elect all of the Engine Nominees and achieve the best Board composition overall. Engine therefore urges stockholders to use our BLUE universal proxy card to vote “FOR” the two (2) Engine Nominees and the six (6) Unopposed Company Nominees.

IF YOU MARK FEWER THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) ENGINE NOMINEES AND THE SIX (6) UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will be held online via a live webcast at [______________________]. You are entitled to participate in the Annual Meeting only if you were a holder of Common Stock or Preferred Stock as of the close of business on the Record Date, or your authorized representative or you hold a valid proxy for the Annual Meeting. Stockholders must pre-register to attend or vote by ballot at the Annual Meeting.

You may only participate in the virtual meeting by registering in advance at [__________________] prior to the deadline of [_:__] a.m. Central Time on [________], 2024. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request.

If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee if you wish to vote at the Annual Meeting. Upon completing registration, participants will receive further instructions via e-mail, including unique links that will allow them to access the meeting. Beneficial holders do not require a “legal proxy” to attend the meeting (but not vote at the meeting) and can do so by following the instructions above.

If you have any difficulty following the registration process, please email [________], our proxy solicitor, at [________].

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. A quorum will exist at the Annual Meeting if stockholders holding a majority of the voting power of all of the shares entitled to vote at the Annual Meeting are present virtually or by proxy. Stockholders of record who return a proxy or vote virtually at the Annual Meeting will be considered part of the quorum.

Abstentions or withheld votes are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

Stockholders of record who return a proxy or vote virtually at the Annual Meeting will be considered part of the quorum. If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting and vote, vote by Internet, or vote by telephone in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Stock will count for purposes of attaining a quorum, but will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for non-contested and contested director elections. Therefore, the eight (8) nominees receiving the highest number of “FOR” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors will be elected. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will have no effect on this proposal. According to the Company’s proxy statement, broker non-votes, if any, will also have no effect on the outcome of the election of directors. However, any director who receives a greater number of “WITHHOLD” votes than “FOR” votes is expected to tender to the Board the director’s resignation promptly following the certification of election results pursuant to the Company’s Corporate Governance Guidelines (the “Governance Guidelines”). Pursuant to the Governance Guidelines, the Board must accept or reject the resignation within 90 days following the certification of election results and publicly disclose its decision.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, the approval of the non-binding advisory resolution approving the Company’s executive officer compensation must be approved by a majority of the votes cast by the stockholders present virtually or represented by proxy, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes, if any, will have no effect on the proposal.

Ratification of the Selection of Accounting Firm ─ According to the Company’s proxy statement, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 must be approved by a majority of the votes cast by the stockholders present virtually or represented by proxy, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes, if any, will have no effect on the proposal.

Approval of Amendment to the Certificate of Incorporation ─ According to the Company’s proxy statement, the approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation must be approved by a majority of the votes cast by the stockholders present virtually or represented by proxy, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes, if any, will have no effect on the proposal.

Under applicable Delaware law, none of the holders of Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Engine’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a written revocation or a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Engine in care of [________] at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at the Company’s principal executive offices located at 1301 McKinney Street, Suite 2300, Houston, Texas 77010, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Engine in care of [________] at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares entitled to be voted at the Annual Meeting. Additionally, [________] may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Engine Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE ENGINE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Engine. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Engine has entered into an agreement with [________] for solicitation and advisory services in connection with this solicitation, for which [________] will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. [________] will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Stock they hold of record. Engine will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of Engine may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Engine Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that [________] will employ approximately [____] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Engine. Costs of this solicitation of proxies are currently estimated to be approximately $[___________] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Engine estimates that through the date hereof its expenses in connection with this solicitation are approximately $[___________]. To the extent legally permissible, if Engine is successful in its proxy solicitation, Engine intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Engine does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in this proxy solicitation are Engine Capital, Engine Jet, Engine Lift, Engine Management, Engine GP, Engine Investments, Engine Investments II, Mr. Ajdler, and the Engine Nominees.

The principal business address of each of Engine Capital, Engine Jet, Engine Lift, Engine Management, Engine GP, Engine Investments, Engine Investments II and Mr. Ajdler is 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105.

The principal business of each of Engine Capital, Engine Jet and Engine Lift is investing in securities. Engine Management serves as the investment manager of each of Engine Capital, Engine Jet and Engine Lift. Engine GP serves as the general partner of Engine Management. Engine Investments serves as the general partner of each of Engine Capital and Engine Jet. Engine Investments II serves as the general partner of Engine Lift. Mr. Ajdler serves as the Managing Partner of Engine Management and the Managing Member of each of Engine GP, Engine Investments and Engine Investments II.

As of the date hereof, Engine Capital directly beneficially owns 3,013,102 shares of Common Stock. As of the date hereof, Engine Jet directly beneficially owns 324,920 shares of Common Stock. As of the date hereof, Engine Lift directly beneficially owns 325,386 shares of Common Stock. Engine Management, as the investment manager of each of Engine Capital, Engine Jet and Engine Lift, may be deemed the beneficial owner of the 3,663,408 shares of Common Stock owned directly by Engine Capital, Engine Jet and Engine Lift. Engine GP, as the general partner of Engine Management, may be deemed the beneficial owner of the 3,663,408 shares of Common Stock owned directly by Engine Capital, Engine Jet and Engine Lift. Engine Investments, as the general partner of each of Engine Capital and Engine Jet, may be deemed the beneficial owner of the 3,338,022 shares of Common Stock owned directly by Engine Capital and Engine Jet. Engine Investments II, as the general partner of Engine Lift, may be deemed the beneficial owner of the 325,386 shares of Common Stock owned directly by Engine Lift. Mr. Ajdler, as the Managing Partner of Engine Management, and the Managing Member of each of Engine GP, Engine Investments and Engine Investments II, may be deemed the beneficial owner of the 3,663,408 shares of Common Stock directly owned by Engine Capital, Engine Jet and Engine Lift.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 3,663,408 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

The shares of Common Stock purchased by each of Engine Capital, Engine Jet and Engine Lift were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company.

There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Engine Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Engine is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Engine is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, [________], at the address set forth on the back cover of this Proxy Statement, or call toll free at [________]. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to our knowledge.

This Proxy Statement is dated [________], 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, for a stockholder’s proposal to be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting, the Company must receive such stockholder’s written proposal no later than [________], 2024. If the Company changes the date of the 2025 Annual Meeting by more than 30 days from the anniversary of the Annual Meeting, then the deadline to submit proposals will be a reasonable time before the Company begins to print and mail its proxy materials. A stockholder’s proposal, including the manner in which it is submitted, must comply with SEC regulations regarding stockholder proposals.

According to the Company’s proxy statement, if a stockholder wishes to raise a proposal (including a director nomination) from the floor during the 2025 Annual Meeting, the Company must receive written notice of the proposal no earlier than the close of business on [________], 2025, and no later than the close of business on [__________], 2025. If the Company’s first announcement of the date of the 2025 Annual Meeting is less than 100 days prior to the 2025 Annual Meeting, then in accordance with the Bylaws, the Corporate Secretary of the Company must receive the notice by the 10th day following the announcement. If the date of the 2025 Annual Meeting is more than 30 days before or more than 30 days after the anniversary of the date of the Annual Meeting, stockholders must deliver the notice not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting and not later than the close of business on the 90th day prior to the date of the 2025 Annual Meeting. A stockholder’s submission must contain the additional information that the Bylaws require. Proposals should be addressed to the Corporate Secretary at 1301 McKinney Street, Suite 2300, Houston, Texas 77010.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2025 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Engine that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

________________

Your vote is important. No matter how many or how few shares of Stock you own, please vote to elect the Engine Nominees by marking, signing, dating and mailing the enclosed BLUE universal proxy card promptly.

Engine Capital, L.P.

_________________, 2024

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

ENGINE CAPITAL, L.P.

Purchase of Common Stock	8,055	08/22/2023
Purchase of Common Stock	82,397	08/23/2023
Purchase of Common Stock	77,700	08/24/2023
Purchase of Common Stock	7,235	08/25/2023
Purchase of Common Stock	50,806	08/25/2023
Purchase of Common Stock	1,286	08/28/2023
Purchase of Common Stock	23,741	08/29/2023
Purchase of Common Stock	8,352	08/31/2023
Purchase of Common Stock	59,192	08/31/2023
Purchase of Common Stock	256	09/05/2023
Purchase of Common Stock	51,483	09/05/2023
Purchase of Common Stock	147,580	09/06/2023
Purchase of Common Stock	110,916	09/07/2023
Purchase of Common Stock	67,981	09/08/2023
Purchase of Common Stock	110,039	09/11/2023
Purchase of Common Stock	258,036	09/12/2023
Purchase of Common Stock	323,642	09/13/2023
Purchase of Common Stock	161,821	09/15/2023
Purchase of Common Stock	29,876	09/19/2023
Purchase of Common Stock	141,109	09/19/2023
Purchase of Common Stock	608,445	09/21/2023
Purchase of Common Stock	81,030	09/22/2023
Purchase of Common Stock	21,500	10/03/2023
Purchase of Common Stock	27,356	10/04/2023
Purchase of Common Stock	59,085	10/04/2023
Purchase of Common Stock	81,336	10/05/2023
Purchase of Common Stock	69,899	10/06/2023
Purchase of Common Stock	851	10/10/2023
Purchase of Common Stock	77,862	10/10/2023
Purchase of Common Stock	40,670	10/11/2023
Purchase of Common Stock	11,480	10/12/2023
Purchase of Common Stock	155,726	10/13/2023
Sale of Common Stock	(976)	10/17/2023
Purchase of Common Stock	39,637	10/26/2023
Purchase of Common Stock	4,848	10/26/2023
Purchase of Common Stock	24,433	10/26/2023
Purchase of Common Stock	8,709	10/26/2023
Purchase of Common Stock	48,380	10/30/2023
Purchase of Common Stock	42,163	10/30/2023
Purchase of Common Stock	2,813	10/30/2023
Purchase of Common Stock	8,168	10/31/2023
Purchase of Common Stock	7,123	11/08/2023
Purchase of Common Stock	8,168	11/08/2023
Purchase of Common Stock	8,168	11/09/2023
Sale of Common Stock	(1,400)	02/12/2024
Sale of Common Stock	(32,883)	02/12/2024
Sale of Common Stock	(4,513)	02/14/2024
Sale of Common Stock	(90,266)	02/14/2024
Sale of Common Stock	(4,365)	02/15/2024
Sale of Common Stock	(11,848)	02/16/2024

I-1

ENGINE JET CAPITAL, L.P.

Purchase of Common Stock	1,041	08/22/2023
Purchase of Common Stock	10,645	08/23/2023
Purchase of Common Stock	10,038	08/24/2023
Purchase of Common Stock	935	08/25/2023
Purchase of Common Stock	6,563	08/25/2023
Purchase of Common Stock	166	08/28/2023
Purchase of Common Stock	3,067	08/29/2023
Purchase of Common Stock	7,401	08/31/2023
Purchase of Common Stock	6,432	09/05/2023
Purchase of Common Stock	18,438	09/06/2023
Purchase of Common Stock	13,857	09/07/2023
Purchase of Common Stock	8,493	09/08/2023
Purchase of Common Stock	13,747	09/11/2023
Purchase of Common Stock	32,237	09/12/2023
Purchase of Common Stock	40,433	09/13/2023
Purchase of Common Stock	20,217	09/15/2023
Purchase of Common Stock	4,179	09/19/2023
Purchase of Common Stock	17,669	09/19/2023
Purchase of Common Stock	76,186	09/21/2023
Purchase of Common Stock	10,146	09/22/2023
Purchase of Common Stock	7,251	10/04/2023
Purchase of Common Stock	9,982	10/05/2023
Purchase of Common Stock	8,578	10/06/2023
Purchase of Common Stock	2	10/10/2023
Purchase of Common Stock	9,553	10/10/2023
Purchase of Common Stock	4,990	10/11/2023
Purchase of Common Stock	1,409	10/12/2023
Purchase of Common Stock	19,106	10/13/2023
Sale of Common Stock	(120)	10/17/2023
Purchase of Common Stock	4,410	10/26/2023
Purchase of Common Stock	594	10/26/2023
Purchase of Common Stock	2,994	10/26/2023
Purchase of Common Stock	1,067	10/26/2023
Purchase of Common Stock	2	10/30/2023
Purchase of Common Stock	5,085	10/30/2023
Purchase of Common Stock	339	10/30/2023
Purchase of Common Stock	985	10/31/2023
Purchase of Common Stock	119	11/08/2023
Purchase of Common Stock	859	11/08/2023
Purchase of Common Stock	985	11/08/2023
Purchase of Common Stock	985	11/09/2023
Sale of Common Stock	(600)	02/12/2024
Sale of Common Stock	(43,575)	02/12/2024
Sale of Common Stock	(215)	02/14/2024
Sale of Common Stock	(9,734)	02/14/2024
Sale of Common Stock	(272)	02/15/2024
Sale of Common Stock	(471)	02/15/2024
Sale of Common Stock	(1,278)	02/16/2024

I-2

ENGINE LIFT CAPITAL, L.P.

Purchase of Common Stock	924	08/22/2023
Purchase of Common Stock	9,458	08/23/2023
Purchase of Common Stock	8,919	08/24/2023
Purchase of Common Stock	830	08/25/2023
Purchase of Common Stock	5,831	08/25/2023
Purchase of Common Stock	148	08/28/2023
Purchase of Common Stock	2,725	08/29/2023
Purchase of Common Stock	1	08/31/2023
Purchase of Common Stock	6,576	08/31/2023
Purchase of Common Stock	5,715	09/05/2023
Purchase of Common Stock	16,382	09/06/2023
Purchase of Common Stock	12,312	09/07/2023
Purchase of Common Stock	7,546	09/08/2023
Purchase of Common Stock	12,214	09/11/2023
Purchase of Common Stock	28,643	09/12/2023
Purchase of Common Stock	35,925	09/13/2023
Purchase of Common Stock	17,962	09/15/2023
Purchase of Common Stock	15,367	09/19/2023
Purchase of Common Stock	66,262	09/21/2023
Purchase of Common Stock	8,824	09/22/2023
Purchase of Common Stock	1	10/04/2023
Purchase of Common Stock	6,307	10/04/2023
Purchase of Common Stock	8,682	10/05/2023
Purchase of Common Stock	7,461	10/06/2023
Purchase of Common Stock	8,308	10/10/2023
Purchase of Common Stock	4,340	10/11/2023
Purchase of Common Stock	1,225	10/12/2023
Purchase of Common Stock	16,617	10/13/2023
Sale of Common Stock	(104)	10/17/2023
Purchase of Common Stock	511	10/26/2023
Purchase of Common Stock	2,573	10/26/2023
Purchase of Common Stock	917	10/26/2023
Purchase of Common Stock	4,370	10/30/2023
Purchase of Common Stock	292	10/30/2023
Purchase of Common Stock	847	10/31/2023
Purchase of Common Stock	101	11/08/2023
Purchase of Common Stock	738	11/08/2023
Purchase of Common Stock	847	11/08/2023
Purchase of Common Stock	847	11/09/2023
Sale of Common Stock	(272)	02/14/2024
Sale of Common Stock	(36)	02/15/2024
Sale of Common Stock	(471)	02/15/2024
Sale of Common Stock	(1,279)	02/16/2024

I-3

SCHEDULE II

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is reprinted from the Company’s preliminary proxy statement filed with the SEC on March 15, 2024.

SECURITY OWNERSHIP

Directors and Executive Officers

The following table shows, as of February 15, 2024, the number of shares of our common stock that each of our directors, each of our named executive officers (NEOs) and all of our executive officers and directors as a group beneficially own.

The rules of the SEC generally determine beneficial ownership, which generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of February 15, 2024, are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unvested restricted stock units (RSUs) and performance share units (PSUs) are not included to the extent they will not definitively vest within 60 days of February 15, 2024. Except as otherwise indicated, the business address for each of our beneficial owners is c/o MRC Global Inc., 1301 McKinney Street, Suite 2300, Houston, Texas 77010.

Name	Total Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding	Shares of Unvested Restricted Stock or RSUs included in Total	Options Exercisable Included in Total

Robert J Saltiel, Jr.	443,239	*	117,098	—

Kelly Youngblood	228,528	*	—	—

Daniel J. Churay(1)	163,389	*	—	25,109

Grant R. Bates(2)	111,301	*	—	4,046

Rance C. Long	70,366	*	—	2,636

Deborah G. Adams	85,608	*	15,295	—

Leonard M. Anthony	128,924	*	15,295	0

Henry Cornell(3)	20,386,193	19.3%	15,295	9,415

George J. Damiris	33,221	*	15,295	—

Barbara Duganier	93,233	*	15,295	—

David A. Hager(4)	—	*	—	—

Ronald L. Jadin	33,221	*	15,295	—

Anne McEntee	22,310	*	15,295	—

Robert L. Wood(5)	119,229	*	27,954	—

All directors and executive officers, as a group (19 persons)	22,045,898	20.9%

II-1

*Less than 1%

(1)	Mr. Churay owns 550 shares of common stock through an Individual Retirement Account.

(2)	Mr. Bates indirectly owns 5,004 shares of our common stock through ownership by his spouse.

(3)	Mr. Cornell directly owns 84,174 shares of common stock and indirectly owns 10 shares of common stock held by his minor son. In addition, Mr. Cornell together with Mario Investments LLC, Cornell Capital Special Situations Partners II LP, Cornell Capital GP II LP and Cornell Investment Partners LLC has beneficial ownership of the outstanding Series A Convertible Perpetual Preferred Stock convertible into 20,302,009 shares of common stock. Mr. Cornell is the sole member of Cornell Investment Partners LLC, which is the general partner of Cornell Capital GP II LP, which is the general partner of Cornell Capital Special Situations Partners II LP, which is the sole member of Mario Investments LLC. Refer to “Certain Beneficial Owners” and “Preferred Stock Issuance” for additional details.

(4)	Mr. Hager joined the Board on March 11, 2024 after the date of this table.

(5)	Mr. Wood owns 3,000 shares of our common stock indirectly through Robert Wood TTE.

As of February 15, 2024, the Company’s directors and executive officers beneficially owned 20.9% of our outstanding common stock (assuming conversion of all preferred stock to common stock). The percentage beneficially owned was calculated based on 85,232,679 shares of common stock and preferred stock convertible into 20,302,009 shares of common stock for a total of 105,534,688 shares outstanding on February 15, 2024.

II-2

Certain Beneficial Owners

The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of our outstanding preferred stock or common stock as of February 15, 2024, including the business address of each.

Names and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Mario Investments LLC(1) c/o Cornell Capital GP II LP 499 Park Avenue, 21st Floor New York, NY 10022	20,302,009	19.2%

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	9,003,975	8.5%

Pzena Investment Management, LLC(3) 320 Park Avenue, 8th Floor New York, NY 10022	7,001,859	6.6%

BlackRock, Inc.(4) 50 Hudson Yards New York, NY 10001	6,560,977	6.2%

Frontier Capital Management Co., LLC(5) 99 Summer Street Boston, MA 02110	6,005,201	5.7%

(1)	On April 26, 2023, Mario Investments LLC, Cornell Capital Special Situations Partners II LP, Cornell Capital GP II LP, Cornell Investment Partners LLC, and Henry Cornell filed a Schedule 13D/A reporting shared beneficial ownership of 363,000 shares of preferred stock convertible into 20,302,009 shares of common stock on an as-converted basis with shared voting and dispositive power.

(2)	Based on the Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group has sole dispositive power with respect to 8,836,179 shares of common stock, shared dispositive power with respect to 167,796 shares of common stock and shared voting power with respect to 88,600 shares of common stock.

(3)	Based on the Schedule 13G/A filed with the SEC on February 8, 2024, Pzena Investment Management, LLC has sole dispositive power with respect to 7,001,859 shares of common stock and sole voting power with respect to 5,382,512 shares of common stock.

(4)	Based on the Schedule 13G/A filed with the SEC on January 26, 2024, BlackRock, Inc. has sole dispositive power with respect to 6,560,977 shares of common stock and sole voting power with respect to 6,405,529 shares of common stock.

(5)	Based on the Schedule 13G filed with the SEC on February 14, 2024, Frontier Capital Management Co., LLC has sole dispositive power with respect to 6,005,201 shares of common stock and sole voting power with respect to 4,380,058 shares of common stock.

II-3

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Stock you own, please give Engine your proxy FOR the election of the Engine Nominees and in accordance with Engine’s recommendations on the other proposals on the agenda for the Annual Meeting by:

•	SIGNING, DATING and MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your BLUE universal proxy card.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact [________] as set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Engine’s proxy materials,

please contact [________]a at the phone numbers listed below.

[________]

[________]

[________]

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 19, 2024

MRC GLOBAL INC.

2024 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ENGINE CAPITAL, L.P. AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF MRC GLOBAL INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Arnaud Ajdler and [________] and each of them, attorneys and agents with full power of substitution to vote all shares of stock of MRC Global Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2024 annual meeting of stockholders of the Company scheduled to be held virtually on [________], [_______], 2024, starting at [__:__] [a/p].m., Houston, Texas time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Engine Capital, L.P. (together with the other participants in its solicitation, “Engine”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) ENGINE NOMINEES AND SIX (6) COMPANY NOMINEES UNOPPOSED BY ENGINE, “[FOR/AGAINST]” PROPOSAL 2, “[FOR/AGAINST]” PROPOSAL 3 AND “[FOR/AGAINST]” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Engine’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

ENGINE STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE TWO (2) ENGINE NOMINEES AND THE SIX (6) COMPANY NOMINEES UNOPPOSED BY ENGINE, AND NOT TO VOTE “FOR” ANY OF THE REMAINING COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO EIGHT (8) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN EIGHT (8) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	Election of eight directors for a term to end as of the 2025 annual meeting.

ENGINE NOMINEES	FOR	WITHHOLD
1. Bradley T. Favreau	☐	☐
2. Daniel B. Silvers	☐	☐

COMPANY NOMINEES UNOPPOSED BY ENGINE	FOR	WITHHOLD
1. [ ]	☐	☐
2. [ ]	☐	☐
3. [ ]	☐	☐
4. [ ]	☐	☐
5. [ ]	☐	☐
6. [ ]	☐	☐

COMPANY NOMINEES OPPOSED BY ENGINE	FOR	WITHHOLD
1. [ ]	☐	☐
2. [ ]	☐	☐

BLUE UNIVERSAL PROXY CARD

ENGINE [MAKES NO RECOMMENDATION] WITH RESPECT TO PROPOSAL 2.

2.	To vote on the Company’s proposal to approve a non-binding resolution approving the Company’s named executive officer compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

ENGINE MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	To vote on the Company’s proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.

☐ FOR	☐ AGAINST	☐ ABSTAIN

ENGINE [MAKES NO RECOMMENDATION] WITH RESPECT TO PROPOSAL 4.

4.	To vote on the Company’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.